IPAA Oil and Gas Investment Symposium IPAA Oil and Gas Investment Symposium April 16 th - 18 th , 2012 Exhibit 99.1

Forward Looking Statements
Forward Looking Statements
NYSE: HNR www.harvestnr.com

Cautionary Statements:
Certain statements in this presentation are forward-looking and are based upon Harvest’s current belief as to the outcome and timing of future events.  All statements other than statements of historical facts including planned capital expenditures, increases in oil and gas production, Harvest’s outlook on oil and gas prices, estimates of oil and gas reserves, business strategy and other plans, estimates, projections, and objectives for future operations, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities
Litigation Reform Act of 1995.  Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include Harvest’s concentration of assets in Venezuela; timing and extent of changes in commodity prices for oil and gas; political and economic risks associated with international operations; and other risk factors as described in Harvest’s Annual Report on Form 10-K and other public filings.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Harvest’s actual results and plans could differ materially from those expressed in the forward-looking statements.  Harvest undertakes no obligation to publicly update or revise any forward-looking statements.
Harvest may use certain terms such as resource base, contingent resources, prospective resources, probable reserves, possible reserves, non-proved reserves or other descriptions of volumes of reserves.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly, are subject to substantially greater risk of being actually realized by the Company.  Investors are urged to consider closely the disclosure in our 2011 Annual
Report on Form 10-K and other public filings available from Harvest at 1177 Enclave Parkway, Houston, Texas, 77077 or from the SEC’s website at www.sec.gov.
Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. Prospective resources are those quantities of hydrocarbons which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. They indicate exploration opportunities and development potential in the event a discovery is made and should not be construed as contingent resources or reserves. The contingent and prospective resources included in this presentation were internally developed by Harvest Natural Resources.

About Harvest
About Harvest
NYSE: HNR www.harvestnr.com

Market Data
Exchange/Ticker NYSE: HNR
Market Capitalization * $ 226  MM
Enterprise Value $ 200  MM
Cash (12/31/2011) $   58  MM
Debt  (12/31/2011) $   32  MM
Shares Outstanding 37  MM
Institutional Ownership 85%
*
As of April 9, 2012

2011/2012 Highlights
2011/2012 Highlights
NYSE: HNR www.harvestnr.com

Closed the sale of Utah assets in May 2011:
Received proceeds of $217.8 million (net $205 million)
138% return on investment
Increased gross production in Venezuela to 11.4 million barrels of oil, an increase of 33% over 2010
Current production 37,000 bopd, 18% above average 2011
Q1 2012 oil production of 32,790 bopd, 16% above Q1 2011
Production increases driven by drilling and infrastructure buildout
Exploration Program:
Discovered and appraised oil on Dussafu Block in Gabon.  Acquired new 3D survey.
Drilled two wells on Budong-Budong Block in Indonesia which confirmed the presence of a working petroleum system
Drilled two exploration wells on Block 64 in Oman; both plugged
Reduced debt to $15.5 million in March 2012, down from $81.2 million at year-end 2009

2012 Outlook
2012 Outlook
NYSE: HNR www.harvestnr.com

Petrodelta growing production, cash flow, EBITDA and
reserves
Analyze commercial development options of the discoveries in
Gabon.  Process and evaluate new 3D followed by two well
program.
Evaluate exploration program to target the Pliocene and Miocene oil potential of the Budong-Budong license.
Continue the evaluation of opportunities in Al Ghubar/Qarn Alam license onshore Oman
Exposure to High Impact Exploration:
Continue to advance the Strategic Alternatives process

HARVEST

PETRODELTA PROPERTIES
PRODUCTION PLANT
OIL FIELDS
PROSPECTS
PIPELINES
El Salto
Jobo
Morichal
Temblador
Pilon
Uracoa
Isleño
Bombal
Tucupita
Orinoco Heavy Oil Belt
VENEZUELA
COLOMBIA
BRAZIL

Venezuela -
Venezuela -
Petrodelta
Petrodelta
NYSE: HNR www.harvestnr.com

32% Equity Interest in Petrodelta
Six fields, 9.1 billion barrels of gross
oil-in-place
Growth underway
Current production rate of 37,000
bopd, 18% above 2011 average
Successful development program
ongoing in Temblador, Isleño and El
Salto
Isleño producing 2,400 bopd from
two horizontal wells
Infrastructure build underway
Capital program funded 100% by
Petrodelta internal cash flow
Operations generating solid
financial performance
2011 CFO of $196 million (gross)
$84 million in dividends (net to HNR)
received since 2008
$9.8 million (net to HNR) in dividends
declared and receivable, still
outstanding
Cash surplus Jan 2010 - Dec 2011:
$66 million net to HNR 32% interest
2008 2009 2010
2011
Cash From Operations ($MM, Gross) 94 140 192 196
Production (MMBOE, Gross) 7.3 8.6 8.9 11.8
Proved Reserves (MMBOE, net to  (Harvest)
43.3 46.3 50.0 43.3
2P Reserves (MMBOE, net to Harvest) 70.1 83.3 103.6 103.8
3P Reserves (MMBOE, net to Harvest) 132.4 224.3 220.6 210.5

Barrels of Oil Per Day (000's) (Gross)
# of Rigs
0
5
10
15
20
25
30
35
40
45
50
0
1
2
3
4
5
6

Petrodelta Production
Petrodelta Production
NYSE: HNR www.harvestnr.com

Average
March 2012
34.4 MBOPD
Current
37.5 MBOPD
2012 Outlook
40,300 BOPD average full year
34,400 BOPD average March 2012
37,540 BOPD 1
st
week of April 2012
$300 million Capex for 2012
New fields Infrastructure
3 rigs for development  wells
33 new oil wells
Conversion Process
# of Drilling Rigs Production Outlook
SMU New Fields
2004 2005 2006 2007 2008 2009 2010 2011 2012

El Salto Field El Salto Field New FWKO and Separators with capacity of 20 MBOPD NYSE: HNR www.harvestnr.com 7 Petrodelta New Facilities Petrodelta New Facilities

El Salto Field El Salto Field ELS 31 Flaring Facility NYSE: HNR www.harvestnr.com 8 Petrodelta New Facilities Petrodelta New Facilities

Tank Farm
Flare
Compression and
Gas Treating
ELS-31
Water Treatment
Separators
Treaters
1st Phase Tanks
Fire Water System
Power Generation

Phase 1 – to 50 MBOPD

Phase 2 – to 100 MBOPD

Phase 3 - > 100 MBOPD

NYSE: HNR www.harvestnr.com 9 Petrodelta New Facilities Petrodelta New Facilities El Salto Field El Salto Field Planned Central Processing Facility Layout

Temblador Field Temblador Field New FWKO and Treater with capacity of 15 MBOPD NYSE: HNR www.harvestnr.com 10 Petrodelta New Facilities Petrodelta New Facilities

HARVEST

2,500
2,000
1,500
1,000
500
0
$MM
Possible
Probable
Proved
NPV10..
NPV10..
NPV10..

Petrodelta Reserves Valuation
Petrodelta Reserves Valuation
NYSE: HNR www.harvestnr.com

Ryder Scott reserve report @ 12/31/2011
WTI = $96.2/BBL, Petrodelta oil price = $98.4/BBL
(Net to Harvest Natural Resources 32% Interest)
Net Resource Base*           Proved          Probable          Possible
Oil, MMBBL 38.7 53.5 101.9
Gas, BCF 27.8 41.9 29.5
Total, MMBOE 43.3 60.5 106.8
Proved 2P 3P
Reserves (MMBOE) * 43.3 103.8 210.5
After –
Tax PV10 ($MM):
As of 12/31/2011: 543 1,053 1,918
Per BOE
(1)
$12.5 $10.1 $9.1
* Net to HNR after 33.33% royalty.
(1) Includes the new Windfall Profit Tax. The impact of the Windfall Profit Tax change has been calculated based on HNR’s current understanding of the new legislation. The Venezuelan authorities have yet to clarify some issues related to the implementation of the tax.
At December 31, 2011
Six fields with 9.1 billion barrels gross OOIP
43.3 million BOE net Proven, 167.2 million BOE net Probable and Possible
2012 Drilling Program at El Salto, Temblador and Isleño fields will continue to drive reserve additions
Petrodelta Reserves Value
(After Tax (2) - Net to HNR 32% Interest
)
(2) After Venezuelan Income Taxes but before U.S. Income Taxes

HARVEST

HNR PROPERTIES
BACKTHRUST PROSPECTS/LEADS
FOLDBELT PROSPECTS/LEADS
STRATIGRAPHIC PROSPECTS/LEADS
CARBONATE PROSPECTS/LEADS
2011 WELL LOCATIONS
Madjene Prospect
LARIANG LG-1
KARAMA KD-1
MALAYSIA
INDONESIA

Indonesia -
Indonesia -
Budong-Budong
Budong-Budong
NYSE: HNR www.harvestnr.com

747,862 acre PSC, Onshore West
Sulawesi, Indonesia
64.4% interest
License commitments fulfilled
Final relinquishment due in Jan 2013,
20% of original area to be retained
(271,429 acres)
2012 Activity
Prospects and leads being matured
Lariang Basin: Technical review
March 2012
Madjene prospect high graded
Karama Basin prospectivity being
worked: Technical review planned for
July 2012
Exploration well planned in 2013
Geological & operational preparations
under evaluation
Gross Unrisked  Prospective Resources
(MMBBL) – Lariang Sub-Basin
Mean
Prospects (9) 585

HARVEST

HNR PROPERTIES
OTHER PROSPECTS/LEADS
2011 3-D
2011 WELL LOCATION
OIL FIELDS
GAMBA PROSPECTS/LEADS
EXISTING 3-D
Lucina
Etame
M'Bya
GABON
CONGO
Moubenga
GMC-1X
Walt Whitman
Ruche
Loango
Yombo
GABON
CONGO
ATLANTIC OCEAN

Gabon -
Gabon -
Dussafu
Dussafu
NYSE: HNR www.harvestnr.com

680,000 acre PSC, Offshore
Gabon
66.667% operated interest
2
nd
Exploration Period extended until
May 27, 2012
Option to enter 3
rd
Exploration
Period
4 year term being negotiated
2012 Activity
Exploration drilling
Technical committee defined
additional prospects
Tortue prospect agreed as next
target
Well planning in progress
3D processing & reprocessing
Central 3D PSTM 66% complete
ITT issued for PSDM & inboard 3D
reprocessing
Tortue Prospect

Dussafu Resources
Dussafu Resources
NYSE: HNR
www.harvestnr.com

Proven hydrocarbon system
Discoveries - Ruche (oil), Moubenga
(oil), Walt Whitman (oil), GMC-1X
(gas/condensate)
Prospectivity at multiple levels
Post-Salt (Madiela) - Secondary
target in Tchibobo
Gamba - Dussafu 3D area >250
MMBBL
Syn-Rift Pre-Salt
Visualization of
Gamba structure with
Discoveries (green) and
Prospects (yellow)
Ruche
Walt
Whitma
n
Hibiscus
Mupale
Hibiscus
North
Moubenga
Lead 6
Lead 18
Tortue
Leads
12-15
N
Unrisked  Resources
(MMBBL)
Mean
Contingent Resource 23
Prospects (12) 235
Leads (12) 170
TOTAL 428
NW Walt
Whitman
Leads
19-23

SAIH NIHAYDA
SAIH RAWL
BARIK
AGN-1
MFS-1
Leads
3D Repro
3D Barik
3D Coverage
Oil
Gas
Gas/Condensate
0
10
20 Km

HNR PROPERTIES
OIL FIELDS
GAS CONDENSATE FIELDS
GAS FIELDS
PIPELINES
Sohar
Muscat
Sur
OMAN
U.A.E.
SAUDI ARABIA
MFS-1
AGN-1
IRAN
SAUDI ARABIA
U.A.E.
OMAN
YEMEN

Oman –
Oman –
Block 64
Block 64
NYSE: HNR www.harvestnr.com

956,000 acre EPSA, Onshore Oman
80% operated interest (Oman Oil has a 20%
interest)
Large Paleozoic gas and condensate play in
Ghaba Basin beneath shallow oil fields
Proximal to infrastructure for domestic and
LNG markets with offtake guaranteed by the
Omani Government
Mean Gross Unrisked Prospective
Resources
Condensate
(MMBBL)
Gas (BCF)
Prospects (12) 250 6,113
Initial Period Current To May 2013
Work commitment fulfilled
Post-well studies – post-mortem
PI revision – based on results of MFS-1 and AGN-1
Review potential for a pre-salt unconventional shale play on the eastern portion of Block 64
G&G Studies for Ghaba Flank
200 km 2D seismic acquisition
Reprocess 100 km2 of existing 3D seismic data
1 exploration well to Haima Supergroup
GHABA FLANK
2012 Activity
Second Phase – May 2013 to May 2016

HARVEST

NET EMV @ 10%, $MM
450
400
350
300
250
200
150
100
50
0
$412
$190
$300
Dussafu
AGOA Block 64
Budong

$70
$60
$50
$40
$30
$20
$10
$0
$6.10
NET CASH
$1.60
PETRODELTA 2P
$28.50
Contingent & Prospective Resources
$8.10
$5.10
$11.10
Share Price 04/09/12
Net Cash as of 12/31/11
NPV10 Per Share @ $96/BBL WTI
EMV10 Per Share @ $96/BBL WTI

Value Exposure of HNR Portfolio
Value Exposure of HNR Portfolio
NYSE: HNR www.harvestnr.com

AGQA
BUDONG
$/share
DUSSAFU
Share Price Exposure Exploration EMV
(Based on Mean Resources, $96/BBL WTI and 37 MM shares)
The Expected Monetary Value (EMV) is a function of the dry hole cost of the well, the NPV of the prospect/lead in the event of discovery and the chance of making a discovery. The value of the assets presented in this chart is estimated by arithmetically adding the EMV10 of each of the prospects and leads for which a chance of success is available. Only prospects and leads with positive EMV are included. The NPV of a discovery has been estimated using the mean prospective resources of the prospect/lead. When applicable, the estimated value of the contingent resources is also included.
There can be no assurance that the estimates presented or the underlying assumptions will be realized and that actual results of operations or future events will not be materially different from the estimates presented. These estimates have been internally developed by Harvest Natural Resources.

2012 Program
2012 Program
NYSE: HNR www.harvestnr.com

Project/Unit Country Activity Q1 Q2 Q3 Q4
Seismic & G&G
Exploration Drilling
Appraisal Drilling
G&G
Development
Exploration Drilling
Appraisal Drilling
G&G/Seismic
Well Operations
Development
Exploration Drilling
Appraisal Drilling
G&G
Development
Seismic & G&G
Exploration Drilling
Appraisal Drilling
Development
Al Ghubar/Qarn Alam
(Block 64)
Dussafu Gabon
Oman
Petrodelta Venezuela
2012
Budong-Budong Indonesia
LG-1 & KD-1 Evaluation, Surface structural & Oil
seep mapping, Lariang & Karama Basin evaluation
Exploration Plan Decision Point
Exploration Well: Tendering & Procurement
Engineering & Well Design
1 Well
Drilling and Infrastructure New Fields
2nd Expl/App Well
3D Processing and Reprocessing
Agree Locations and Objectives, Well Design, LLI
Well post-mortem, PI Revision, 2D Reprocessing, 3D  Mapping

Why Invest in Harvest?
Why Invest in Harvest?
NYSE: HNR www.harvestnr.com

Demonstrated ability to generate value through exploration
with exposure to high-potential exploration prospects in
Indonesia, Gabon and Oman
Building Pipeline of Future Oil-focused Plays
Strong Balance Sheet and Organization
Significant Valuation Gap
Petrodelta CFO funding strong growth in production
Significant weight towards oil relative to our peers
Portfolio provides for value exposure in excess of 10x current stock price
Commitment to Long Term Shareholder Value